Dreyfus

Premier Limited Term
Income Fund
Annual Report





October 31, 1995

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

        We are pleased to provide you with this report on the Premier Limited Term Income Fund for its annual reporting period ending October 31, 1995. The combination of low inflation and the reduction of the Fed funds rate in July spurred strong gains in the bond market over the past twelve months. For the annual period ended October 31, 1995, the Fund's Class A and Class R shares posted total returns of 11.83% and 12.11%,* respectively. For the period from December 19, 1994 (the inception date of Class B and Class C shares) through October 31, 1995, the Fund's Class B and Class C shares both posted total returns of 11.32%.* This compares with a total return of 12.54% for the Fund's benchmark index, the Lehman Brothers Intermediate Government/Corporate Bond Index.**

Inflation Low, Growth Slow

        Concerns about lagging economic growth prompted the Federal Reserve to ease the Fed funds rate in July. This was the first indication that the Fed was moving away from its less accommodative policy since the Fed began increasing short-term interest rates in February 1994. The bond market has been well ahead of the Federal Reserve in determining that inflation is, in fact, under control. Long-term interest rates have fallen for 12 months and, accordingly, bond investors have enjoyed significant capital gains.

Still . . . Mixed Signals

        Economic indicators remain mixed, some causing concern about possible recession, while others point toward continued expansion. During times of business uncertainty, attention begins to focus on the ability of businesses and consumers to increase spending.

        The current economic expansion has been primarily productivity driven. Technology applications have allowed corporations to lower the cost of doing business and have led to dramatic growth in profits for much of the corporate sector. Yet little of this prosperity has spilled over into the consumer sector in the form of wage growth, despite a relatively low unemployment rate of 5.5% at the end of the reporting period. Thus, in spite of all the good news for corporations, retail sales reports have been weaker than expected, causing some concern for retailers that the coming holiday shopping season will be disappointing.

        Yet, there are also signs that the growth cycle is going to continue. Consumer confidence remains high and today's lower interest rates provide incentives for interest-sensitive sectors such as home building and sales to expand. Business investment in durable goods continues to increase in an effort to make production even more efficient and profitable.

A Big Year for Bonds

        The bond market recovered strongly in 1995 as long-term interest rates fell. If economic conditions remain sluggish and Congress is able to arrive at an acceptable budget accord, there is a good chance that the Fed will ease further. We believe this indicates a rather favorable outlook for the bond market in general, particularly with inflation under control. But inflation can only go so low and we are wary that the bond market strength may be counting too much on continued improvement on the price front.

        Thus, while we remain fully invested in this improving market, we are alert to the stimulatory effects of easing monetary policy and are watchful for any signs of rekindling inflation.

Portfolio Overview

        Given the optimistic view of inflation, strong corporate profits and higher yields, the Fund held a concentration of corporate securities up to two times that of its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index, throughout the reporting period. Extensive growth in corporate earnings that supported the equity market to new heights were also responsible for corporate bonds outperforming Government securities most of the year. Additionally, the Fund held a position in asset-backed securities and mortgage-backed securities in order to take advantage of the good quality and relative yield advantages these securities offered.

        As the theme of sustained economic growth and controlled inflation began to develop, the average maturity of the Fund was extended to structure the portfolio to seek to perform better in a declining rate environment. As fiscal year 1996 begins, these same themes are still driving the market.

        We appreciate your participation in the Fund and look forward to continuing to serve your investment needs.

                                        Sincerely,

                                        Laurie Carroll
                                        Portfolio Manager
November 15, 1995
New York, N.Y.

* Total return includes reinvestment of dividends and capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and C shares.
**Source: Lipper Analytical Services, Inc. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted, unmanaged index of Government and Corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt with an average maturity of 1-10 years.

Premier Limited Term Income Fund                              October 31, 1995
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER LIMITED TERM
    INCOME FUND CLASS R SHARES AND THE LEHMAN BROTHERS INTERMEDIATE
                   GOVERNMENT/CORPORATE BOND INDEX



                Premier Limited            Lehman Brothers
               Term Income Fund        Intermediate Government/
               (Class R Shares)         Corporate Bond Index *
7/11/91             10,000                      10,000
10/31/91            10,550                      10,601
10/31/92            11,511                      11,662
10/31/93            12,584                      12,821
10/31/94            12,275                      12,573
10/31/95            13,761                      14,150
*Source: Lehman Brothers

Average Annual Total Returns
------------------------------------------------------------------------------------------------------------------------------
                           Class A Shares                                              Class R Shares
------------------------------------------------------------      ------------------------------------------------------------
                                              % Return
                                             Reflecting
                        % Return Without   Maximum Initial
Period Ended 10/31/95     Sales Charge    Sales Charge (3.0%)     Period Ended 10/31/95
---------------------     ------------    ------------------      ---------------------
1 Year                        11.83%             8.44%            1 Year                      12.11%
From Inception (4/7/94)        7.46              5.42             From Inception (7/11/91)     7.69

Actual Aggregate Total Returns
------------------------------------------------------------------------------------------------------------------------------
                           Class B Shares                                              Class C Shares
------------------------------------------------------------      ------------------------------------------------------------
                                           % Return Reflecting                                            % Return Reflecting
                                           Applicable Contingent                                         Applicable Contingent
                              % Return       Deferred Sales                                 % Return         Deferred Sales
                             Assuming No       Charge Upon                                 Assuming No        Charge Upon
Period Ended 10/31/95         Redemption       Redemption *       Period Ended 10/31/95     Redemption        Redemption**
---------------------       -------------  --------------------   ---------------------    ------------   ---------------------
From Inception (12/19/94)      11.32%             8.32%           From Inception (12/19/94)   11.32%             10.57%

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Premier Limited Term Income Fund on 7/11/91 (Inception Date) to a $10,000 investment made in the Lehman Brothers Intermediate Government/Corporate Bond Index on that date. For comparative purposes, the value of the Index on 6/30/91 is used as the beginning value on 7/11/91. All dividends and capital gain distributions are reinvested. Performance for Class A shares, Class B shares and Class C shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt with an average maturity of 1-10 years. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

 *Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.
**Maximum contingent deferred sales charge for Class C shares is .75% within one year of the date of purchase.

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Statement of Investments                                        October 31, 1995

      Principal
       Amount       CORPORATE BONDS AND NOTES-51.2%                                                       Value
      ---------                                                                                       -------------
                   Banking and Finance- 6.9%
    $   500,000    Associates Corporation of North America
                     6% due 12/1/1995........................................................        $     500,069
      1,100,000    BankAmerica Corporation
                     6% due 7/15/1997........................................................            1,100,000
        500,000    International Lease Finance Corporation
                     6.625% due 6/1/1996.....................................................              502,335
      2,500,000    International Lease Finance Corporation
                     5.75% due 3/15/1998.....................................................            2,481,250
                                                                                                     -------------
                                                                                                         4,583,654
                                                                                                     -------------
                   Consumer Non-Durables-4.9%
      2,000,000    McDonald's Corporation
                     8.375% due 10/29/1999...................................................            2,170,000
      1,000,000    Warner-Lambert Company
                     8% due 9/1/1998.........................................................            1,052,500
                                                                                                     -------------
                                                                                                         3,222,500
                                                                                                     -------------
                   Consumer Services-3.5%
      2,100,000    Wal-Mart Stores, Inc.
                     8.625% due 4/1/2001.....................................................            2,331,000
                                                                                                     -------------

                   Energy-4.1%
      2,500,000    Exxon Capital Corporation
                     8.25% due 11/1/1999.....................................................            2,684,375
                                                                                                     -------------

                   Financial Services-18.0%
      2,500,000    ADVANTA Corporation
                     5.125% due 11/15/1996...................................................            2,475,000
        500,000    American Express Company
                     8.50% due 08/15/2001....................................................              553,125
      2,100,000    Commercial Credit Group
                     7.375% due 11/15/1996...................................................            2,129,484
      1,500,000    Dayton Hudson Credit Card Master Trust
                     Ser. 1995-1, Cl. A, 6.10% due 2/25/2002.................................            1,505,100
        250,000    Ford Motor Credit Company
                     8.875% due 8/1/1996.....................................................              255,317
      1,000,000    Ford Motor Credit Company
                     7.125% due 12/1/1997....................................................            1,020,000
      1,500,000    General Motors Acceptance Corporation
                     7.875% due 2/28/1997....................................................            1,535,625
        425,834    General Motors Acceptance Corporation Grantor Trust
                     Ser. 1992-F, Cl. A, 4.50% due 9/15/1997.................................              422,342
      2,000,000    U.S. Leasing International Corporation
                     7% due 11/1/1997........................................................            2,037,500
                                                                                                     -------------
                                                                                                        11,933,493
                                                                                                     -------------
                   Technology-5.0%
      3,000,000    Rockwell International Corporation
                     8.375% due 2/15/2001....................................................            3,296,250
                                                                                                     -------------
                   Utilities-3.0%
      2,000,000    Texas Utilities Electric Company
                     6.375% due 8/1/1997.....................................................            2,007,500
                                                                                                     -------------

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1995

      Principal
       Amount       CORPORATE BONDS AND NOTES (continued)                                                 Value
      ---------                                                                                       -------------
                   Other-5.8%
     $3,000,000    American Home Products Corporation
                     7.90% due 2/15/2005.....................................................         $  3,285,000
        500,000    BP America, Inc.
                     7.875% due 5/15/2002....................................................              540,625
                                                                                                     -------------
                                                                                                         3,825,625
                                                                                                     -------------
                     TOTAL CORPORATE BONDS AND NOTES
                       (Cost $33,973,815)....................................................           33,884,397
                                                                                                     -------------
                   U.S. TREASURY BONDS AND NOTES-35.1%
      1,060,000    U.S. Treasury Bonds
                     12.375% due 5/15/2004...................................................            1,503,907
      1,000,000    U.S. Treasury Bonds
                     12% due 5/15/2005.......................................................            1,423,970
      3,200,000    U.S. Treasury Bonds
                     10.75% due 8/15/2005....................................................            4,287,711
      2,000,000    U.S. Treasury Notes
                     7.875% due 1/15/1998....................................................            2,090,380
      1,500,000    U.S. Treasury Notes
                     8.875% due 11/15/1998...................................................            1,630,665
      3,000,000    U.S. Treasury Notes
                     8.875% due 2/15/1999....................................................            3,277,800
      1,700,000    U.S. Treasury Notes
                     8.75% due 8/15/2000 ....................................................            1,905,003
        700,000    U.S. Treasury Notes
                     6.25% due 2/15/2003.....................................................              712,166
      4,000,000    U.S. Treasury Notes
                     7.25% due 5/15/2004.....................................................            4,327,599
      1,800,000    U.S. Treasury Notes
                     7.875% due 11/15/2004...................................................            2,027,610
                                                                                                     -------------
                     TOTAL U.S. TREASURY BONDS AND NOTES
                       (Cost $22,073,955)....................................................           23,186,811
                                                                                                     -------------

                   GOVERNMENT NATIONAL MORTGAGE
                     ASSOCIATION-5.6%
      1,269,575    Government National Mortgage Association
                     7% due 11/15/2023.......................................................            1,262,037
      1,361,740    Government National Mortgage Association
                     7% due 3/15/2024........................................................            1,353,655
      1,106,185    Government National Mortgage Association
                     7.50% due 3/15/2024.....................................................            1,121,741
                                                                                                     -------------
                       TOTAL GOVERNMENT NATIONAL MORTGAGE
                         ASSOCIATION (Cost $3,827,874) ......................................            3,737,433
                                                                                                     -------------

                   U.S. GOVERNEMENT AGENCY-1.2%
        800,000    Tennessee Valley Authority
                     6% due 1/15/1997
                     (Cost $797,730).........................................................              802,000
                                                                                                     -------------

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1995

      Principal
       Amount       Short-Term Investment                                                                Value
      ---------                                                                                       -------------
                   REPURCHASE AGREEMENT-5.2%
     $3,423,792    Agreement with Goldman Sachs & Company
                       dated 10/31/95 bearing 5.88% to be
                       repurchased at $3,424,351 on 11/1/95,
                       collateralized by $3,424,263 U.S. Treasury Notes,
                       5.875% due 7/31/97
                       (Cost $3,423,792).......................................................       $  3,423,792
                                                                                                     -------------

                   TOTAL INVESTMENTS
                      (Cost $64,097,166)...........................................       98.3%         65,034,433
                   CASH AND RECEIVABLES (NET)......................................        1.7           1,117,286
                                                                                        -------      -------------
                   NET ASSETS......................................................      100.0%        $66,151,719
                                                                                        -------      -------------
                                                                                        -------      -------------

                  See notes to financial statements.

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           October 31, 1995

ASSETS:
    Investments in securities, at value (cost $64,097,166)-see Statement of
      Investments (including repurchase agreement of $3,423,792)............                                $65,034,433
    Receivable for Capital Stock sold.......................................                                    213,795
    Interest receivable.....................................................                                  1,288,045
                                                                                                            -----------
                                                                                                             66,536,273
LIABILITIES:
    Due to the Dreyfus Corporation-Note 2(a)................................                 $  50,108
    Due to Distributor-Note 2(b)............................................                       285
    Dividends payable.......................................................                   304,660
    Directors' fees payable-Note 2(c).......................................                    19,465
    Payable for Capital Stock redeemed......................................                    10,036          384,554
                                                                                             ---------      -----------
NET ASSETS..................................................................                                $66,151,719
                                                                                                            -----------
                                                                                                            -----------
REPRESENTED BY:
    Paid-in capital.........................................................                                $67,394,335
    Accumulated distributions in excess of investment income-net............                                    (22,636)
    Accumulated net realized (loss) on investments..........................                                 (2,157,247)
    Accumulated net unrealized appreciation on investments-Note 3...........                                    937,267
                                                                                                            -----------

NET ASSETS at value.........................................................                                $66,151,719
                                                                                                            -----------
NET ASSET VALUE, per share:
    Class A Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($1,149,999 3 106,095 shares of Capital Stock outstanding)............                                     $10.84
                                                                                                                 ------
                                                                                                                 ------
    Class B Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($77,501 37,150 shares of Capital Stock outstanding)..................                                     $10.84
                                                                                                                 ------
                                                                                                                 ------
    Class C Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($16 31.476 shares of capital stock outstanding)......................                                     $10.84
                                                                                                                 ------
                                                                                                                 ------
    Class R Shares
      (100 million shares of $.001 par value Capital Stock authorized)
      ($64,924,203 35,989,689 shares of Capital Stock outstanding)..........                                     $10.84
                                                                                                                 ------
                                                                                                                 ------

                    See notes to financial statements.

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Statement of Operations                             Year ended October 31, 1995

INVESTMENT INCOME:
    Interest Income:........................................................                                 $4,735,190

    Expenses:
      Investment management fee--Note 2(a)..................................                $  446,781
      Directors' fees and expenses-Note 2(c)................................                    13,700
      Distribution fee-Note 2(b)............................................                     2,830
      Service fee-Note 2(b).................................................                        64
                                                                                          ------------
          Total Expenses....................................................                                    463,375
                                                                                                           ------------
          INVESTMENT INCOME--NET............................................                                  4,271,815

REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized (loss) on investments......................................               $  (302,901)
    Net unrealized appreciation on investments..............................                 4,840,620
                                                                                          ------------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                  4,537,719
                                                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                 $8,809,534
                                                                                                           ------------
                                                                                                           ------------

             See notes to financial statements.

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                            Year Ended October 31,
                                                                                       ------------------------------
                                                                                           1995              1994(1)
                                                                                       ------------       -----------
OPERATIONS:
    Investment income-net................................................              $  4,271,815       $ 4,266,712
    Net realized loss on investments.....................................                  (302,901)       (1,876,669)
    Net unrealized appreciation (depreciation) on investments for the year                4,840,620        (4,583,309)
                                                                                       ------------       -----------
      Net Increase (Decrease) In Net Assets Resulting From Operations....                 8,809,534        (2,193,266)
                                                                                       ------------       -----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A Shares.....................................................                   (58,159)          (10,352)
      Class B Shares.....................................................                    (1,637)            -
      Class R Shares.....................................................                (4,212,019)       (4,462,330)
    Net realized gain on investments;
      Class R Shares.....................................................                     -              (490,042)
                                                                                       ------------       -----------
        Total Dividends..................................................                (4,271,815)       (4,962,724)
                                                                                       ------------       -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A Shares.....................................................                   999,504           950,058
      Class B Shares.....................................................                    74,448             -
      Class C Shares.....................................................                        15             -
      Class R Shares.....................................................                41,024,884        65,415,979
    Dividends reinvested:
      Class A Shares.....................................................                    20,894             4,011
      Class B Shares.....................................................                     1,026             -
      Class R Shares.....................................................                 2,845,297         3,726,095
    Cost of shares redeemed:
      Class A Shares.....................................................                  (865,359)           (9,504)
      Class R Shares.....................................................               (65,824,826)      (39,126,060)
                                                                                       ------------       -----------
        Increase (Decrease) In Net Assets From Capital Stock Transactions               (21,724,117)       30,960,579
                                                                                       ------------       -----------
          Total Increase In Net Assets...................................               (17,186,398)       23,804,589
NET ASSETS:
    Beginning of year....................................................                83,338,117        59,533,528
                                                                                       ------------       -----------
    End of year (including accumulated distributions in excess of
       investment income-net: $22,636 in 1995 and $22,636 in 1994).......              $66,151,719        $83,338,117
                                                                                       ------------       -----------
                                                                                       ------------       -----------

                                                                           Shares
                                         ----------------------------------------------------------------------------
                                                 Class A            Class B   Class C                 Class R
                                         ----------------------    ---------- --------       ------------------------
                                                                  Year Ended  Year Ended
                                         Year Ended October 31,   October 31, October 31,     Year Ended October 31,
                                         ----------------------    ---------- --------       ------------------------
                                            1995      1994(1)       1995(2)    1995(3)          1995         1994(1)
                                          --------    -------      --------   --------       ----------    ----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............                 97,702     91,768         7,054          2        4,035,604     6,051,387
    Shares issued for dividends
      reinvested...........                  1,985        390            96       -             271,316       352,406
    Shares redeemed........                (84,833)      (917)         -          -          (6,382,003)   (3,716,619)
                                          --------    -------      --------   --------       ----------    ----------
      Net Increase (Decrease) in
        Shares Outstanding.                 14,854     91,241        7,150           2       (2,075,083)    2,687,174
                                          --------    -------      --------   --------       ----------    ----------
                                          --------    -------      --------   --------       ----------    ----------

----------------
(1) The Fund commenced selling Class A shares on April 7, 1994. Any shares outstanding prior to April 4, 1994 were designated
    Trust shares. On October 17, 1994, Trust shares were redesignated as Class R shares.
(2) The Fund commenced selling B shares on December 19, 1994.
(3) The Fund commenced selling C shares on April 30, 1995.

                See notes to financial statements.

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Financial Highlights
    Contained below is per share performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated.
This information has been derived from the Fund's financial statements.

                                                                          Class A Shares                Class B Shares
                                                                       ---------------------         ---------------------
                                                                       Year Ended October 31,        Year Ended October 31,
                                                                       ---------------------         ---------------------
PER SHARE DATA:                                                         1995          1994(1)(2)            1995(3)
                                                                       ------         ------               ------
    Net asset value, beginning of year..............                   $10.22         $10.49               $10.15
                                                                       ------         ------               ------
    Investment Operations:
    Investment income-net...........................                      .56            .28                  .47
    Net realized and unrealized gain (loss) on investments                .62           (.27)                 .69
                                                                       ------         ------               ------
      Total from Investment Operations..............                     1.18            .01                 1.16
                                                                       ------         ------               ------

    Distributions;
    Dividends from investment income-net............                     (.56)          (.28)                (.47)
                                                                       ------         ------               ------

    Net asset value, end of year....................                   $10.84         $10.22               $10.84
                                                                       ------         ------               ------
                                                                       ------         ------               ------
TOTAL INVESTMENT RETURN.............................                    11.83%           .11%               11.32%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.........                      .85%           .83%(4)             1.35%(4)
    Ratio of net investment income to average net assets5.33%            4.47%(4)       4.85%(4)
    Portfolio Turnover Rate.........................                    73.00%        117.00%               73.00%
    Net Assets, end of year (000's Omitted).........                   $1,150           $932                  $78

(1) The Fund commenced selling Investor shares on April 7, 1994. Effective October 17, 1994, the Fund's Investor shares were redesignated Class A shares.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3) The Fund commenced selling Class B shares on December 19, 1994.
(4) Annualized.

               See notes to financial statments.

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Financial Highlights (continued)

                                           Class C Shares                        Class R Shares
                                          --------------      --------------------------------------------------------
                                            Year Ended
                                            October 31,                      Year Ended October 31,
                                          --------------      --------------------------------------------------------
PER SHARE DATA:                               1995(1)           1995        1994(2)      1993         1992      1991(3)
                                              ------           ------       ------      ------       ------     ------
    Net asset value, beginning
      of year..............                   $10.15           $10.22       $11.07      $10.71       $10.41     $10.00
                                              ------           ------       ------      ------       ------     ------
    Investment Operations
    Investment income-net..                      .48              .58          .49(4)      .51          .62        .19
    Net realized and unrealized gain
      (loss) on investments                      .69              .62         (.75)        .46          .30        .36
                                              ------           ------       ------      ------       ------     ------
      Total from Investment
          Operations.......                     1.17             1.20         (.26)        .97          .92        .55
                                              ------           ------       ------      ------       ------     ------
    Distributions;
    Dividends from investment
      income--net..........                     (.48)            (.58)        (.53)       (.52)        (.62)      (.14)
    Dividends from net realized gain
      on investments.......                      -                -           (.06)       (.09)          -          -
                                              ------           ------       ------      ------       ------     ------
      Total Distributions..                     (.48)            (.58)      (.59)    (.61)        (.62)  (.14)
                                              ------           ------       ------      ------       ------     ------
    Net asset value, end of year              $10.84           $10.84       $10.22      $11.07       $10.71     $10.41
                                              ------           ------       ------      ------       ------     ------
                                              ------           ------       ------      ------       ------     ------
TOTAL INVESTMENT RETURN....                    11.32%           12.11%       (2.46%)      9.33%        9.11%      5.49%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets...........                     -                 .60%         .60%(5)     .60%         .51%       .02%(6)
    Ratio of net investment income
      to average net assets                     -                5.58%        4.70%       4.81%(7)     5.91%(7)   7.16%(6)(7)
    Portfolio Turnover Rate                    73.00%           73.00%      117.00%     112.00%       67.00%     23.00%
    Net Assets, end of year
      (000's Omitted)......                     -             $69,924      $82,406     $59,534      $20,619     $9,608

(1) The Fund commenced selling C shares on December 19, 1994.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3) The Fund commenced operations on July 11, 1991. The Fund commenced selling Class A shares on April 7, 1994. Those shares outstanding prior to April 4, 1994 were designated as Trust shares. On October 17, 1994, Trust shares were redesignated as Class R shares.
(4) Net investment income before reimbursement of expenses by the investment adviser was $.49 for the year ended October 31, 1994.
(5) Expense ratio before reimbursement of expenses by the investment adviser was .60% for the year ended October 31, 1994.
(6) Annualized.
(7) For the year ended October 31, 1992 and the period ended October 31, 1991, the investment adviser waived all or a portion of its advisory fee amounting to $.0064 and $.0107 per share, respectively. For the years ended October 31, 1993 and 1992 and the period ended October 31, 1991, the investment adviser reimbursed expenses of the Fund amounting to $.0509, $.1147 and $.0732 per share, respectively.

                    See notes to financial statements

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Premier Limited Term Income Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund currently offers four classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the dire ction of the Board of Directors. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian, and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Distributions to Shareholders: It is the policy of the Fund to declare and pay dividends from investment income-net on each business day. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comp ly with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it the policy of the Fund not to distribute such gain.

    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $2,147,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, $1,854,000 of the carryover expires in fiscal 2002 and $293,000 of the carryover expires in fiscal 2003.

NOTE 2-Investment Management Fee and other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Distribution and Service Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, pursuant to which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the year ended October 31, 1995, the service fee for Class B shares was $64. For the year ended October 31, 1995, the distribution fee for Class A and Class B shares was $2,638 and $192, respectively.

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expens es are charged and allocated to each series based on net assets.

NOTE 3-Securities Transactions:

    The aggregate amount of purchase and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $51,296,718 and $67,753,570, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments was $937,267, consisting of $1,324,143 gross unrealized appreciation and $386,876 gross unrealized depreciation.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier Limited Term Income Fund
--------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Premier Limited Term Income Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Limited Term Income Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995

Premier Limited Term
Income Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained in the Prospectus, which must precede or accompany this report.







Printed in U.S.A.                           PLIAR9510